                                                                          Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST

DREYFUS INTERNATIONAL BOND FUND

On September 3, 2014, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”), purchased 4,965 Morgan Stanley 4.35% Notes due 9/8/2026 – CUSIP # 6174467Y9 (the "Notes"). The Notes were purchased from Morgan Stanley & Co., LLC, a member of the underwriting syndicate offering the Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Morgan Stanley received a commission of .450% per Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

ABN AMRO Securities (USA) LLC

APTO Partners LLC

Banca IMI S.p.A.

BMO Capital Markets

BNY Mellon Capital Markets, LLC

Commerz Markets LLC

HSBC Securities (USA) Inc.

ING Financial Markets LLC

Keybanc Capital Markets Inc.

Lloyds Securities Inc.

Mischler Financial Group, Inc.

Mitsubishi UFJ Securities (USA), Inc.

Morgan Stanley & Co. LLC

Natixis Securities Americas LLC

Scotia Capital (USA) Inc.

SG Americas Securities, LLC

SunTrust Robinson Humphrey, Inc.

TD Securities (OJA) LLC

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on October 29-30, 2014. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **DREYFUS INTERNATIONAL BOND FUND**
2. Anticipated Purchase Date: **09/3/14**
3. Total Net Assets of Account/Fund: **1,698,020,892.93**
4. Type and Description of Security to be purchased: **MORGAN STANLEY, 4.35%. 9/8/2026**
5. Credit Rating of Security (Rating/Rating Agency **BBB+ Fitch / BBB+ S&P / Baa3 Moody's**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **MORGAN STANLEY & CO., LLC**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **2,250,000,000**
9. CUSIP: **6174467Y9**
10. Amount Purchased by Account/Fund: **4,965 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.22%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.29%**
13. Purchase Price of Securities (if at par, so state): **99.824**
14. Commission/Spread Received by Principal Underwriters: **.450%**
15. Yield (as applicable): **4.358%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **4.358%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 10/20/14

LOB CIO/COO Name (Print) Michael Faloon Signature [signature] Date 10/21/14

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/21/14

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                          Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST

DREYFUS INTERNATIONAL BOND FUND

On September 3, 2014, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”), purchased 9,525 JP Morgan Chase & Co. 3.875% Subordinated Notes due 9/10/2024 – CUSIP # 46625HJY7 (the "Subordinated Notes"). The Subordinated Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate offering the Subordinated Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. JP Morgan Securities LLC received an underwriting discount of .450% per Subordinated Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

ABN AMRO Securities (USA) LLC

ANZ Securities, Inc.

BB & T Capital Markets

BNY Mellon Capital Markets, LLC

Capital One Southcoast, Inc.

Commerz Markets LLC

Fifth Third Securities, Inc.

FTN Financial Securities, Corp

J.P. Morgan Securities LLC

ING Financial Markets LLC

Lebenthatl & Co., LLC

Lloyds Securities Inc.

Loop Capital Markets, LLC

nabSecurities, LLC

Natixis Securities Americas LLC

Santander Investment Securities Inc.

Skandinaviska Enskilda Banken AB

Standard Chartered Bank

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on October 29-30, 2014. These materials include additional information about the terms of the transaction.

P:\Word Processing\FILINGS 2014\GROUP 5\NSAR\DLFT\12-2014\77O DIBF- 9-3-14a.docx

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name **DREYFUS INTERNATIONAL BOND FUND**
2. Anticipated Purchase Date: **09/3/14**
3. Total Net Assets of Account/Fund: **$1,698,020,892.93**
4. Type and Description of Security to be purchased: **JPMORGAN CHASE & CO. 9/10/2024, 3.875%**
5. Credit Rating of Security (Rating/Rating Agency **A Fitch / A- S&P / Baa1 Moody's**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **J.P. Morgan Securities LLC**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **3,000,000,000**
9. CUSIP: **46625HJY7**
10. Amount Purchased by Account/Fund: **9,525 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.32%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.56%**
13. Purchase Price of Securities (if at par, so state): **99.475**
14. Commission/Spread Received by Principal Underwriters: **.450%**
15. Yield (as applicable): **3.895%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **3.895%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 10/20/14

LOB CIO/COO Name (Print) Michael Faloon Signature [signature] Date 10/21/14

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/21/14

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                          Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST

DREYFUS INTERNATIONAL BOND FUND

On June 26, 2014, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”), purchased 3,710 Monsanto Company 4.20% Senior Notes due July 15, 2034 – CUSIP # 61166WAN1 (the "Senior Notes"). The Senior Notes were purchased from Citibank, NA, a member of the underwriting syndicate offering the Subordinated Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Citibank, NA received a commission of .875% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Barclays

BNY Mellon Capital Markets, LLC

BofA Merrill Lynch

Citibank N.A.

Credit Agricole CIB

Fifth Third Securities

Goldman, Sachs & Co.

J.P. Morgan

Mitsubishi UFJ Securities

Mizuho Securities

Morgan Stanley

Rabo Securities

RBS

Santander

Societe Generale L.C.

Standard Chartered Bank L.C.

The Williams Capital Group, L.P.

UniCredit Capital Markets

Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on October 29-30, 2014. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **DREYFUS INTERNATIONAL BOND FUND**
2. Anticipated Purchase Date: **06/26/14**
3. Total Net Assets of Account/Fund: **1,691,310,569.65**
4. Type and Description of Security to be purchased: **Monsanto Company, 4.40%, 7/15/44**
5. Credit Rating of Security (Rating/Rating Agency **A- Fitch / BBB+ S&P / A3 Moody's**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **CITIBANK, NA**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size **4,500,000,000**
9. CUSIP: **61166WAP6**
10. Amount Purchased by Account/Fund: **5,840 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.13%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.34%**
13. Purchase Price of Securities (if at par, so state): **99.207**
14. Commission/Spread Received by Principal Underwriters: **.875%**
15. Yield (as applicable): **4.435%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **4.435%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 10/20/14

LOB CIO/COO Name (Print) Michael Faloon Signature [signature] Date 10/21/14

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/21/14

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                          Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST

DREYFUS INTERNATIONAL BOND FUND

On June 26, 2014, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”), purchased 5,840 Monsanto Company 4.40% Senior Notes due July 15, 2044 – CUSIP # 61166WAP6 (the "Senior Notes"). The Senior Notes were purchased from Citibank, NA, a member of the underwriting syndicate offering the Subordinated Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Citibank, NA received a commission of .875% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Barclays

BNY Mellon Capital Markets, LLC

BofA Merrill Lynch

Credit Agricole CIB

Fifth Third Securities

Goldman, Sachs & Co.

J.P. Morgan

Mizuho Securities

Mitsubishi UFJ Securities

Morgan Stanley

Rabo Securities

RBS

Santander

Societe Generale L.C.

The Williams Capital Group, L.P.

UniCredit Capital Markets

Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on October 29-30, 2014. These materials include additional information about the terms of the transaction.

                                                                          Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS TRUST

DREYFUS INTERNATIONAL BOND FUND

On September 11, 2014, Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”), purchased 2,250 California Resources Corporation 6% Senior Notes due 2024  – CUSIP # 13057QAE7 (the "Senior Notes"). The Senior Notes were purchased from Bofa Merrill Lynch, a member of the underwriting syndicate offering the Subordinated Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Bank of America received a commission of 1.00% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Banca IMI

BB&T Capital Markets

BBVA

BNY Mellon Capital Markets, LLC

BofA Merrill Lynch

Citigroup

DNB Markets

Goldman, Sachs & Co.

HSBC

J.P. Morgan

Keybanc Capital Markets

Morgan Stanley

Mizuho Securities

MUFG

PNC Capital Markets LLC

Scotiabank

SMBC Nikko

Societe Generale

US Bancorp

Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on October 29-30, 2014. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **DREYFUS INTERNATIONAL BOND FUND**
2. Anticipated Purchase Date: **09/11/14**
3. Total Net Assets of Account/Fund: **1,686,528,879.09**
4. Type and Description of Security to be purchased: **CALIFORNIA RESOURCES CORPORATION**
5. Credit Rating of Security (Rating/Rating Agency **BB S&P / Ba1 Moody's**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **BANK OF AMERICA NA**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **5,000,000,000**
9. CUSIP. **13057QAE7**
10. Amount Purchased by Account/Fund: **2,250 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.05%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.13%**
13. Purchase Price of Securities (if at par, so state): **100.00**
14. Commission/Spread Received by Principal Underwriters: **1.00%**
15. Yield (as applicable): **6.00%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.00%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 10/20/14

LOB CIO/COO Name (Print) Michael Faloon Signature [signature] Date 10/21/14

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/21/14

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

	Joseph W. Connolly *Chief Compliance Officer* Dreyfus Funds	7/7/14

2nd Quarter 2014

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	10/10/14

3rd Quarter 2014